EXHIBIT 99.1

              Computational Materials filed on November 1, 2005.


                                                            EXTERNAL USE
LEHMAN BROTHERS                                                                                        RESIDENTIAL MORTGAGE FINANCE

                                                             TERM SHEET
                                                           $[238,125,000]
                                         (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                          RESIDENTIAL ASSET SECURITIZATION TRUST 2005-A14
                                                       DEUTSCHE BANK, TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal            Expected
                                                                                WAL To             Payment to             Initial
                    Approx.imate         Coupon (1)          Security          Maturity             Maturity               Loss
     Class            Size ($)                              Description        (yrs) (2)           Window (2)            Coverage
-----------------------------------------------------------------------------------------------------------------------------------
      A1           $[238,125,000]           5.50%            Fixed PT           [3.43]            11/05 - 08/35           [4.75]%
-----------------------------------------------------------------------------------------------------------------------------------
    AP (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    AX (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    B1 (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    B2 (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    B3 (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    B4 (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    B5 (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
    B6 (5)          Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------
   R (5) (6)        Not Offered          Not Offered        Not Offered       Not Offered          Not Offered          Not Offered
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------

                              Legal              Expected
                              Final             Ratings (3)
     Class                  Maturity
----------------------------------------------------------------
      A1                November 25, 2035           AAA
----------------------------------------------------------------
    AP (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    AX (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    B1 (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    B2 (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    B3 (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    B4 (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    B5 (5)                 Not Offered          Not Offered
----------------------------------------------------------------
    B6 (5)                 Not Offered          Not Offered
----------------------------------------------------------------
   R (5) (6)               Not Offered          Not Offered
----------------------------------------------------------------


   (1)   The Class coupons are described under "Interest Rates" on page 5.

   (2) Prepayments were run at 100% PPC per annum. Assumes bonds pay on the 25th of every month beginning in November 2005.

   (3) It is expected that two out of three of S&P, Moody's and Fitch will rate all of the senior certificates. One of the aforementioned will rate all of the certificates (other than the B6 Certificates).

   (4)   Notional amount.

   (5)   Non-offered classes.

   (6)   Non-economic REMIC residual.


------------------------------------------------------------------------------
     ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED
      COLLATERAL BALANCES AS OF OCTOBER 2005 UNLESS OTHERWISE INDICATED.
                                THE INFORMATION
 CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES
         THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
------------------------------------------------------------------------------









------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       1
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Deal Overview:
--------------

o The collateral pool is comprised of 30 year fixed rate, first lien, fully amortizing mortgage loans.

o The trust will issue [10] classes of certificates: [7] classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Class AP is a Principal-Only Certificate. They will receive no payments of interest.

o Class AX is a Interest-Only Certificate. They will receive no payments of principal.

o The trust will issue 6 classes of subordinate certificates. The Non-AP Percentage of Realized Losses will be applied to Class B6, Class B5, Class B4, Class B3, Class B2 and Class B1, in that order, until their principal balances are reduced to zero. Once the subordinate classes are reduced to zero, the Non-AP Percentage of Realized Losses will be applied to the Non-AP Senior Certificates on a pro-rata basis.

o The AP Percentage of Realized Losses will be allocated to the Class AP.

o The Master Servicer, IndyMac Bank, maintains a 10% Optional Termination on the collateral.




------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       2
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:              October 1, 2005

Closing Date:              October 28, 2005

Settlement Date:           October 31, 2005

Distribution Dates:        25th of each month, commencing in November 2005

Collection Period:         The calendar month preceding the current
                           Distribution Date

Issuer:                    Residential Asset Securitization Trust ("RAST")

Underwriter:               Lehman Brothers Inc.

Master Servicer:           IndyMac Bank

Servicing Fee:             Generally 0.25% per annum

Trustee:                   Deutsche Bank

Rating Agencies:           It is expected that two out of three of S&P,
                           Moody's and Fitch will rate all of the senior certificates. One of the aforementioned will rate all of the certificates (other than the B6
                           Certificates).

Day Count:                 30/360

Delay Days:                24 days


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       3
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Accrual Period:   The interest accrual period with respect to all
                           Classes of Certificates for a given Distribution
                           Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:          All Certificates settle with 30 days of accrued
                           interest

Registration:              Book-entry form through DTC

Tax Status:                REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                100% PPC per annum. 100% PPC is defined as 8% CPR
                           in the first month of loan life and additionally approximately 1.45% (16/11 %) in each month thereafter until the eleventh month. Thereafter, it remains constant at 24% CPR.

SMMEA Eligibility:         The senior certificates and the Class B1
                           Certificates will be SMMEA eligible.

ERISA Eligibility:         The senior certificates (with the exception of the
                           Class R), Class B1, Class B2 and Class B3 will be
                           ERISA eligible.

Due Period:                The "Due Period" related to each Distribution Date
                           starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       4
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates:            Class A1 and Class R are senior certificates and
                           will accrue interest at a rate of 5.50%.

                           Class AX is an interest-only certificate. It will accrue interest at a fixed rate of 5.50%. The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Non-Discount Loans minus the Strip Rate and (b) the principal balance of the Non-Discount Loans divided by (2) 5.50%.

                           Class AP is a principal-only certificate. They will not be entitled to payments of interest.

                           Classes B1, B2, B3, B4, B5 and B6 will accrue interest at a rate of 5.50%.




------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       5
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering  - Credit Enhancement:
---------------------  ---------------------

Credit Enhancement:        Senior-subordinate, shifting interest structure.
                           The initial credit enhancement for the senior certificates will consist of the subordination of the Class B1, B2, B3, B4, B5 and B6 certificates
                           (initially [4.75]%).


                         ----------------------------
                                    Class A
                           Credit Support of [4.75]%
                         ----------------------------
                                   Class B1
                            Credit Support of [ ]%
                     | | ----------------------------    ^
                     | |           Class B2             | |
                     | |    Credit Support of [ ]%      | |
                     | | ----------------------------   | |
        Priority of  | |           Class B3             | |   Order of
        Payment      | |    Credit Support of [ ]%      | |   Loss Allocation
                     | | ----------------------------   | |
                     | |           Class B4             | |
                     | |    Credit Support of [ ]%      | |
                      V  ----------------------------   | |
                                   Class B5
                            Credit Support of [ ]%
                         ----------------------------
                                   Class B6
                               No Credit Support
                         ----------------------------

Terms of the Offering  - Distribution of Principal:
---------------------  ----------------------------

Shifting Interest Structure with 5 year lockout

            -------------------------------------------------------
             Distribution Dates (months)      Prepayment Shift
                                                 Percentage
            -------------------------------------------------------
                        1 - 60                      100%
            -------------------------------------------------------
                       61 - 72                       70%
            -------------------------------------------------------
                       73 - 84                       60%
            -------------------------------------------------------
                       85 - 96                       40%
            -------------------------------------------------------
                       97 - 108                      20%
            -------------------------------------------------------
                         109+                        0%
            -------------------------------------------------------

Senior Percentage:         On any distribution date, the percentage equivalent
                           of a fraction, the numerator of which is the sum of the class principal amounts of each class of senior certificates (excluding the Class AP certificates) and the denominator of which is the Non-AP
                           Collateral Balance for the immediately preceding distribution date.

Subordinate Percentage:    On any distribution date, one minus the Senior
                           Percentage.


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       6
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering  - Distribution of Principal (continued):
---------------------  ----------------------------------------

Senior Prepayment          On any distribution date, the sum of (1) the Senior
Percentage:                Percentage and (2) the product of (a) the
                           Prepayment Shift Percentage for that distribution date multiplied by (b) the Subordinate Percentage for that distribution date.

Subordinate                On any distribution date, one minus the Senior
Prepayment Percentage:     Prepayment Percentage.

Strip Rate:                5.50%

Discount Loan:             A loan with a net mortgage rate less than the Strip
                           Rate.

Non-Discount Loan:         A loan with a net mortgage rate greater than or
                           equal to the Strip Rate.

AP Percentage:             For any Discount Loan, the percentage equivalent of
                           a fraction, the numerator of which is the Strip
                           Rate minus the net mortgage rate for such Discount
                           Loan and the denominator of which is the Strip
                           Rate. For any Non-Discount Loan, 0%.

Non-AP Percentage:         For any Discount Loan, 100% minus its AP
                           Percentage. For any Non-Discount Loan, 100%.

Non-AP Collateral Balance: On any distribution date, the sum of the Non-AP
                           Percentage of the principal balance of each mortgage loan.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       7
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering  - Distribution of Principal (continued):
---------------------  ----------------------------------------

AP Principal               On any distribution date, the sum of (1) the
Distribution Amount:       related AP Percentage of scheduled principal
                           collections of each loan and (2) the related AP
                           Percentage of unscheduled principal collections of each loan.

Senior Principal           On any distribution date, the sum of (1) the
Distribution Amount:       product of (a) the Senior Percentage and (b) the
                           sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Senior Prepayment Percentage and
                           (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Subordinate Principal      On any distribution date, the sum of (1) the
Distribution Amount:       product of (a) the Subordinate Percentage and (b)
                           the sum of the related Non-AP Percentage of scheduled principal collections of each loan and
                           (2) the product of (a) the Subordinate Prepayment
                           Percentage and (b) the sum of the related Non-AP
                           Percentage of unscheduled principal collections of each loan.


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       8
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay AP Principal Distribution Amount as follows:
---------------------------------------------------

o Allocate AP Principal Distribution Amount to Class AP until reduced to zero


II. Pay Senior Principal Distribution Amount sequentially as follows:
---------------------------------------------------------------------

1) Pay Class R until reduced to zero.
2) Pay Class A1 until reduced to zero.

III. Pay Subordinate Principal Distribution Amount as follows*:
---------------------------------------------------------------
*Subject to credit support tests

o Sequentially, pay Class B1, B2, B3, B4, B5 and B6 their pro-rata share of the Subordinate Principal Distribution Amount until reduced to zero.



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                       9
------------------------------------------------------------------------------

                                                    EXTERNAL USE
LEHMAN BROTHERS                                                                         RESIDENTIAL MORTGAGE FINANCE


Class A1 Yield Table:
---------------------


--------------------------------------------------------------------------------------------------------------------
                   50% PPC       75% PPC        85% PPC      100% PPC      125% PPC       150% PPC      200% PPC
====================================================================================================================
     98-20          5.77           5.84          5.87          5.91          6.00           6.09          6.27
--------------------------------------------------------------------------------------------------------------------
     98-22          5.76           5.82          5.85          5.89          5.97           6.05          6.22
--------------------------------------------------------------------------------------------------------------------
     98-24          5.74           5.80          5.83          5.87          5.94           6.02          6.18
--------------------------------------------------------------------------------------------------------------------
     98-26          5.73           5.79          5.81          5.85          5.91           5.99          6.13
--------------------------------------------------------------------------------------------------------------------
     98-28          5.72           5.77          5.79          5.83          5.89           5.95          6.09
--------------------------------------------------------------------------------------------------------------------
     98-30          5.70           5.75          5.77          5.80          5.86           5.92          6.04
--------------------------------------------------------------------------------------------------------------------
     99-00          5.69           5.73          5.75          5.78          5.83           5.89          6.00
--------------------------------------------------------------------------------------------------------------------
     99-02          5.68           5.72          5.73          5.76          5.80           5.85          5.96
--------------------------------------------------------------------------------------------------------------------
     99-04          5.67           5.70          5.71          5.74          5.78           5.82          5.91
--------------------------------------------------------------------------------------------------------------------
     99-06          5.65           5.68          5.69          5.71          5.75           5.79          5.87
--------------------------------------------------------------------------------------------------------------------
     99-08          5.64           5.66          5.68          5.69          5.72           5.76          5.82
--------------------------------------------------------------------------------------------------------------------
     99-10          5.63           5.65          5.66          5.67          5.70           5.72          5.78
--------------------------------------------------------------------------------------------------------------------
     99-12          5.61           5.63          5.64          5.65          5.67           5.69          5.73
--------------------------------------------------------------------------------------------------------------------
     99-14          5.60           5.61          5.62          5.63          5.64           5.66          5.69
--------------------------------------------------------------------------------------------------------------------
     99-16          5.59           5.60          5.60          5.60          5.61           5.62          5.65
--------------------------------------------------------------------------------------------------------------------
     99-18          5.57           5.58          5.58          5.58          5.59           5.59          5.60
--------------------------------------------------------------------------------------------------------------------
     99-20          5.56           5.56          5.56          5.56          5.56           5.56          5.56
====================================================================================================================
WAL (yr)            6.66           4.61          4.07          3.43          2.67           2.16          1.56
First Prin Pay    11/25/05       11/25/05      11/25/05      11/25/05      11/25/05       11/25/05      11/25/05
Last Prin Pay      8/25/35       8/25/35        8/25/35       8/25/35       8/25/35       8/25/35       10/25/10
--------------------------------------------------------------------------------------------------------------------




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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                      10
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


                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Collateral Stipulations (Subject to Change):
--------------------------------------------




   -----------------------------------------------------------------------
        Gross WAC                                 6.15% (+/- 5bps)
        Deal Coupon (Pass-Thru)                        5.50%
        Estimated Servicing Fee (Min)                  0.25%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Seasoning                                     358 (+/-2)
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       WALTV (Max)                                     70.00%
       Maximum Original LTV                           100.00%
       Loans>80 without MI                             0.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       SFR & PUD (Minimum)                             80.00%
       2-4 Units (Max)                                 10.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Cash Out (Max)                                  40.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Average Loan Amount (+/- 10%)                  $565,000
       Maximum Loan Amount                           $2,750,000
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       California % (Max)                              50.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Owner Occupied (Min)                            85.00%
       Second Home (Max)                               5.00%
       Investment Property (Max)                       10.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Full/Alt Doc (Min)                              25.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Interest Only Fixed 30 (Max)                    10.00%
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       PrePay Penalty                             30% (+/-2.5bps)
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Sublevel (+/- .75)                              4.75%
       FICO (+/- 15)                                    710
   -----------------------------------------------------------------------

   -----------------------------------------------------------------------
       Delinquency                           All Current at cutoff Date
       IndyMac Underwriting Guidelines                100.00%
   -----------------------------------------------------------------------

------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
                                      11
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